Exhibit 99.1

Name and Address of Reporting Person:	Advent International Corporation
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]
Date of Earliest Transaction Required to be Reported:	May 6, 2021
(Month/Day/Year)

Footnotes to Form 4
(1) Represents shares of Class A Common Stock (“Common Stock”) of Syneos Health, Inc. (the “Issuer”) sold in connection with a secondary offering of the Issuer’s Common Stock (the “Offering”) by the following entities: 64,792 shares sold by Advent International GPE VIII-C Limited Partnership (“GPE VIII-C”) and 3,726,860 shares sold by Double Eagle Investor Holdings, L.P. (“Double Eagle Investor Holdings”), of which: 773 shares were indirectly sold by Advent Partners GPE VII Limited Partnership, 1,980 shares were indirectly sold by Advent Partners GPE VII 2014 Limited Partnership, 1,828 shares were indirectly sold by Advent Partners GPE VII-A Limited Partnership, 5,426 shares were indirectly sold by Advent Partners GPE VII-A 2014 Limited Partnership, 13,180 shares were indirectly sold by Advent Partners GPE VII (Cayman) Limited Partnership, 4,455 shares were indirectly sold by Advent Partners GPE VII 2014 Cayman Limited Partnership, 3,484 shares were indirectly sold by Advent Partners GPE VII-A (Cayman) Limited Partnership, 18,067 shares were indirectly sold by Advent Partners GPE VII-B (Cayman) Limited Partnership, 3,144 shares were indirectly sold by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership (collectively, the “Advent Partners GPE VII Funds”); 165,005 shares were indirectly sold by Advent International GPE VII-A Limited Partnership, 366,092 shares were indirectly sold by Advent International GPE VII-E Limited Partnership, 28,615 shares were indirectly sold by Advent International GPE VII-H Limited Partnership (collectively, the “GPE VII GP Funds”); 178,272 shares were indirectly sold by Advent International GPE VII Limited Partnership, 508,241 shares were indirectly sold by Advent International GPE VII-B Limited Partnership, 161,513 shares were indirectly sold by Advent International GPE VII-C Limited Partnership, 106,735 shares were indirectly sold by Advent International GPE VII-D Limited Partnership, 47,130 shares were indirectly sold by Advent International GPE VII-F Limited Partnership, 47,130 shares were indirectly sold by Advent International GPE VII-G Limited Partnership (collectively, the “GPE VII GP S.a.r.l. Funds”); 120,104 shares were indirectly sold by Advent International GPE VIII Limited Partnership, 397,835 shares were indirectly sold by Advent International GPE VIII-B Limited Partnership, 141,171 shares were indirectly sold by Advent International GPE VIII-B-1 Limited Partnership, 105,256 shares were indirectly sold by Advent International GPE VIII-B-2 Limited Partnership, 164,360 shares were indirectly sold by Advent International GPE VIII-B-3 Limited Partnership, 55,411 shares were indirectly sold by Advent International GPE VIII-D Limited Partnership, 16,422 shares were indirectly sold by Advent International GPE VIII-F Limited Partnership, 145,482 shares were indirectly sold by Advent International GPE VIII-H Limited Partnership, 135,283 shares were indirectly sold by Advent International GPE VIII-I Limited Partnership, 132,943 shares were indirectly sold by Advent International GPE VIII-J Limited Partnership (collectively, the “GPE VIII GP S.a.r.l. Funds”); 281,720 shares were indirectly sold by Advent International GPE VIII-A Limited Partnership, 61,713 shares were indirectly sold by Advent International GPE VIII-E Limited Partnership, 104,668 shares were indirectly sold by Advent International GPE VIII-G Limited Partnership, 57,603 shares were indirectly sold by Advent International GPE VIII-K Limited Partnership, 56,689 shares were indirectly sold by Advent International GPE VIII-L Limited Partnership (collectively, the “GPE VIII GP Funds”); 27,679 shares were indirectly sold by Advent Partners GPE VIII Cayman Limited Partnership, 3,685 shares were indirectly sold by Advent Partners GPE VIII-A Cayman Limited Partnership, 47,354 shares were indirectly sold by Advent Partners GPE VIII-B Cayman Limited Partnership, 4,645 shares were indirectly sold by Advent Partners GPE VIII Limited Partnership, and 5,767 shares were indirectly sold by Advent Partners GPE VIII-A Limited Partnership (collectively, the “Advent Partners GPE VIII Funds”).

(2) Represents shares of Common Stock sold to the Issuer (the “Private Sale”) by the following entities: 3,702 shares sold by GPE VIII-C and 212,964 shares sold by Double Eagle Investor Holdings, of which: 45 were indirectly sold by Advent Partners GPE VII Limited Partnership, 113 shares were indirectly sold by Advent Partners GPE VII 2014 Limited Partnership, 104 shares were indirectly sold by Advent Partners GPE VII-A Limited Partnership, 310 shares were indirectly sold by Advent Partners GPE VII-A 2014 Limited Partnership, 753 shares were indirectly sold by Advent Partners GPE VII (Cayman) Limited Partnership, 255 shares were indirectly sold by Advent Partners GPE VII 2014 Cayman Limited Partnership, 199 shares were indirectly sold by Advent Partners GPE VII-A (Cayman) Limited Partnership, 1,033 shares indirectly sold by Advent Partners GPE VII-B (Cayman) Limited Partnership, 179 shares were indirectly sold by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership; 9,429 shares were indirectly sold by Advent International GPE VII-A Limited Partnership, 20,919 shares were indirectly sold by Advent International GPE VII-E Limited Partnership, 1,636 shares were indirectly sold by Advent International GPE VII-H Limited Partnership; 10,187 shares were indirectly sold by Advent International GPE VII Limited Partnership, 29,039 shares were indirectly sold by Advent International GPE VII-B Limited Partnership, 9,229 shares were indirectly sold by Advent International GPE VII-C Limited Partnership, 6,099 shares were indirectly sold by Advent International GPE VII-D Limited Partnership, 2,694 shares were indirectly sold by Advent International GPE VII-F Limited Partnership, 2,694 shares were indirectly sold by Advent International GPE VII-G Limited Partnership; 6,863 shares were indirectly sold by Advent International GPE VIII Limited Partnership, 22,734 shares were indirectly sold by Advent International GPE VIII-B Limited Partnership, 8,067 shares were indirectly sold by Advent International GPE VIII-B-1 Limited Partnership, 6,016 shares were indirectly sold by Advent International GPE VIII-B-2 Limited Partnership, 9,392 shares were indirectly sold by Advent International GPE VIII-B-3 Limited Partnership, 3,166 shares were indirectly sold by Advent International GPE VIII-D Limited Partnership, 938 shares were indirectly sold by Advent International GPE VIII-F Limited Partnership, 8,314 shares were indirectly sold by Advent International GPE VIII-H Limited Partnership, 7,730 shares were indirectly sold by Advent International GPE VIII-I Limited Partnership, 7,597 shares were indirectly sold by Advent International GPE VIII-J Limited Partnership; 16,098 shares were indirectly sold by Advent International GPE VIII-A Limited Partnership, 3,526 shares were indirectly sold by Advent International GPE VIII-E Limited Partnership, 5,981 shares were indirectly sold by Advent International GPE VIII-G Limited Partnership, 3,292 shares were indirectly sold by Advent International GPE VIII-K Limited Partnership, 3,239 shares were indirectly sold by Advent International GPE VIII-L Limited Partnership; 1,582 shares were indirectly sold by Advent Partners GPE VIII Cayman Limited Partnership, 211 shares were indirectly sold by Advent Partners GPE VIII-A Cayman Limited Partnership, 2,706 shares were indirectly sold by Advent Partners GPE VIII-B Cayman Limited Partnership, 265 shares were indirectly sold by Advent Partners GPE VIII Limited Partnership, and 330 shares were indirectly sold by Advent Partners GPE VIII-A Limited Partnership.

(3) Following the Offering and the Private Sale, Advent manages funds that collectively own 6,756,431 shares, which are represented as follows: 115,455 shares held directly by GPE VIII-C and 6,640,976 shares held directly by Double Eagle Investor Holdings, of which: 1,378 shares are indirectly owned by Advent Partners GPE VII Limited Partnership, 3,527 shares are indirectly owned by Advent Partners GPE VII 2014 Limited Partnership, 3,257 shares are indirectly owned by Advent Partners GPE VII-A Limited Partnership, 9,668 shares are indirectly owned by Advent Partners GPE VII-A 2014 Limited Partnership, 32,485 shares are indirectly owned by Advent Partners GPE VII (Cayman) Limited Partnership, 7,939 shares are indirectly owned by Advent Partners GPE VII 2014 Cayman Limited Partnership, 6,209 shares are indirectly owned by Advent Partners GPE VII-A (Cayman) Limited Partnership, 32,194 shares are indirectly owned by Advent Partners GPE VII-B (Cayman) Limited Partnership, 5,602 shares are indirectly owned by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership; 294,026 shares are indirectly owned by Advent International GPE VII-A Limited Partnership, 652,347 shares are indirectly owned by Advent International GPE VII-E Limited Partnership, 50,990 shares are indirectly owned by Advent International GPE VII-H Limited Partnership; 317,668 shares are indirectly owned by Advent International GPE VII Limited Partnership, 905,648 shares are indirectly owned by Advent International GPE VII-B Limited Partnership, 287,804 shares are indirectly owned by Advent International GPE VII-C Limited Partnership, 190,193 shares are indirectly owned by Advent International GPE VII-D Limited Partnership, 83,981 shares are indirectly owned by Advent International GPE VII-F Limited Partnership, 83,981 shares are indirectly owned by Advent International GPE VII-G Limited Partnership; 214,017 shares are indirectly owned by Advent International GPE VIII Limited Partnership, 708,911 shares are indirectly owned by Advent International GPE VIII-B Limited Partnership, 251,556 shares are indirectly owned by Advent International GPE VIII-B-1 Limited Partnership, 187,558 shares are indirectly owned by Advent International GPE VIII-B-2 Limited Partnership, 292,878 shares are indirectly owned by Advent International GPE VIII-B-3 Limited Partnership, 98,739 shares are indirectly owned by Advent International GPE VIII-D Limited Partnership, 29,262 shares are indirectly owned by Advent International GPE VIII-F Limited Partnership, 259,237 shares are indirectly owned by Advent International GPE VIII-H Limited Partnership, 241,063 shares are indirectly owned by Advent International GPE VIII-I Limited Partnership, 236,894 shares are indirectly owned by Advent International GPE VIII-J Limited Partnership; 502,003 shares are indirectly owned by Advent International GPE VIII-A Limited Partnership, 109,968 shares are indirectly owned by Advent International GPE VIII-E Limited Partnership, 186,511 shares are indirectly owned by Advent International GPE VIII-G Limited Partnership, 102,644 shares are indirectly owned by Advent International GPE VIII-K Limited Partnership, 101,015 shares are indirectly owned by Advent International GPE VIII-L Limited Partnership; 49,322 shares are indirectly owned by Advent Partners GPE VIII Cayman Limited Partnership, 6,567 shares are indirectly owned by Advent Partners GPE VIII-A Cayman Limited Partnership, 77,278 shares are indirectly owned by Advent Partners GPE VIII-B Cayman Limited Partnership, 8,277 shares are indirectly owned by Advent Partners GPE VIII Limited Partnership, and 10,276 shares are indirectly owned by Advent Partners GPE VIII-A Limited Partnership.

(4) Advent is the Sole Member of Double Eagle GP, LLC, which in turn is the General Partner of Double Eagle Investor Holdings. Advent is the Manager of Advent International GPE VII, LLC (“GPE VII LLC”) and Advent International GPE VIII, LLC (“GPE VIII LLC”).

GPE VII, LLC is the General Partner of GPE VII GP S.a.r.l. (“GPE VII GP S.a.r.l.”), GPE VII GP Limited Partnership (“GPE VII GP”), and the Advent Partners GPE VII Funds. GPE VII GP is the General Partner of the GPE VII GP Funds. GPE VII GP S.a.r.l. is the General Partner of the GPE VII GP S.a.r.l. Funds.

GPE VIII LLC is the General Partner of GPE VIII GP Limited Partnership (“GPE VIII GP”), GPE VIII GP S.a.r.l. (“GPE VIII GP S.a.r.l.”), and AP GPE VIII GP Limited Partnership (“AP GPE VIII GP”). GPE VIII GP S.a.r.l. is the General Partner of the GPE VIII GP S.a.r.l. Funds and of GPE VIII-C. GPE VIII GP is the General Partner of the GPE VIII GP Funds. AP GPE VIII GP is the General Partner of the Advent Partners GPE VIII Funds.

(5) The Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of his pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all the reported shares for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or any other purpose.